Exhibit 99.1

FMC Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA
News Release
215.299.6000
fmc.com
For Release: Immediate

Media contact: Nicole Canning +1.215.299.5916
Nicole.Canning@fmc.com
Investor contact: Zack Zaki +1.215.299.5899
Zack.Zaki@fmc.com
FMC Corporation to introduce strategic growth plan at Investor Day, details cost restructuring and provides preliminary 2024 outlook

2024 Full- Year Preliminary Outlook1
•Revenue of $4.65 billion to $4.85 billion, reflecting 3 percent increase midpoint to midpoint from latest 2023 guidance
•Adjusted EBITDA of $1.025 billion to $1.125 billion, reflecting 8 percent increase midpoint to midpoint from latest 2023 guidance
•$50 million to $75 million of adjusted EBITDA contribution in 2024 from restructuring actions with approximately $150 million of run-rate savings by the end of 2025
•Adjusted earnings per share expected to grow faster than adjusted EBITDA in 2024
•Return on invested capital over 10 percent
•Free cash flow conversion of over 100 percent
•Expect to end 2024 approaching historically normal leverage metrics
2026 Goals1
•Revenue of $5.5 billion to $6.0 billion
•Adjusted EBITDA of $1.3 billion to $1.5 billion
•Adjusted earnings per share expected to grow faster than adjusted EBITDA
•Free cash flow conversion on a rolling three-year average of at least 70 percent
•Return on invested capital in the mid-teens percent
•Target approximately 2X net debt to adjusted EBITDA on a rolling four quarter average basis
PHILADELPHIA, November 16, 2023 – FMC Corporation (NYSE:FMC) will host its Investor Day later today at FMC corporate headquarters in Philadelphia where the company will outline its long-range

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strategic growth plan, including updated long-term financial targets, a review of the company's R&D pipeline and a discussion about FMC's newest synthetic and biological product portfolios.
In addition, the company will further detail its restructuring plan and provide a preliminary outlook for 2024.
“We are confident our industry-leading R&D pipeline and history of driving profitability from existing molecules through patented formulation innovation, combined with our leading position in biologicals, will drive strong revenue and earnings growth through 2026 and beyond,” said Mark Douglas, president and chief executive officer. “We’re looking forward to sharing our strategy for the mid- and long-term today at our Investor Day.”
Agenda and anticipated timing for Investor Day:

10:00 AM	Business Showcase
12:30 PM	Plenary session presentations and webcast begin
12:35 PM	Mark Douglas (President, Chief Executive Officer)
12:55 PM	Diane Allemang (Executive Vice President, Chief Marketing Officer)
1:25 PM	Dr. Seva Rostovtsev (Vice President, Chief Technology Officer)
1:40 PM	Ronaldo Pereira (Executive Vice President and President, Americas)
1:55 PM	Dr. Bénédicte Flambard (Vice President, Plant Health)
2:10 PM	Break
2:25 PM	Thaisa Hugenneyer (Vice President, Procurement, Facilities & Logistics)
2:40 PM	Andrew Sandifer (Executive Vice President, Chief Financial Officer)
3:10 PM	Mark Douglas (President, Chief Executive Officer)
3:15 PM	Q&A
4:00 PM	Event ends
The Investor Day is at full capacity and walk-up registration is not accepted. A live webcast of the plenary session will be open to the public and accessible via https://investors.fmc.com/. The presentations will be made available on the FMC website today, November 16, 2023, at approximately 12:00 p.m. ET. The prepared remarks and a summary of the business showcase materials will be posted after the event ends. The full webcast will be archived for one year on FMC's website.
About FMC
FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s

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innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers, crop advisers and turf and pest management professionals to address their toughest challenges economically while protecting the environment. With approximately 6,600 employees at more than 100 sites worldwide, FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.
Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this press release, in FMC’s other filings with the SEC, and in reports or letters to FMC stockholders.
In some cases, FMC has identified these forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2022 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). Moreover, investors are cautioned to interpret many of these factors as being impacted as a result of the residual adverse impacts of COVID and governmental, business, and societal responses to COVID. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.
We specifically decline to undertake any obligation, and specifically disclaim any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
This press release contains certain “non-GAAP financial terms” which are defined on our website www.fmc.com/investors. Such terms include adjusted EBITDA, adjusted earnings, free cash flow,

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organic revenue growth and return on invested capital. In addition, we have also provided on our website reconciliations of non-GAAP terms to the most directly comparable GAAP term.
1.Although we provide forecasts for adjusted earnings per share, adjusted EBITDA, free cash flow and return on invested capital (non-GAAP financial measures), we are not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amounts are not predictable, making it impractical for us to forecast. Such elements include, but are not limited to, restructuring, acquisition charges, and discontinued operations. As a result, no GAAP outlook is provided.
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